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                                                                    Exhibit 10


                        FIRST AMENDMENT TO TERM LOAN AGREEMENT
                        --------------------------------------



         FIRST AMENDMENT (this "Amendment"), dated as of June 11, 1997, among REFRACO INC., a Delaware corporation (the "Borrower"), the lenders party to the Term Loan Agreement referred to below (the "Banks") and BANKERS TRUST COMPANY, as Administrative Agent (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Term Loan Agreement referred to below.


                                W I T N E S S E T H :
                                - - - - - - - - - -


         WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to a Term Loan Agreement, dated as of April 15, 1997 (the "Term Loan Agreement"); and

         WHEREAS, the parties hereto wish to amend the Term Loan Agreement as provided herein;


         NOW, THEREFORE, it is agreed:

         1. Section 3.01 of the Term Loan Agreement is hereby amended by deleting clause (iv) appearing therein and inserting the following new clause
(iv) in lieu thereof:

         "(iv) any voluntary prepayment of Loans made on or prior to the second anniversary of the Closing Date shall be subject to a prepayment premium (to be paid ratably to the Banks receiving the respective prepayment) determined as follows: (A) if such prepayment occurs after the Closing Date but on or prior to the first anniversary of the Closing Date, then the Borrower shall pay a prepayment premium equal to 3.0% of the principal amount of the Loans so prepaid; and (B) if such prepayment occurs after the first anniversary of the Closing Date but on or prior to the second anniversary of the Closing Date, then


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    the Borrower shall pay a prepayment premium equal to 1.0% of the principal amount of the Loans so prepaid."

         2. Section 3.02(d) of the Term Loan Agreement is hereby amended by deleting the word "third" appearing therein and inserting the word "second" in lieu thereof.

         3. The Banks hereby consent to the amendments to the Alpine Pledge Agreement and the Alpine Guaranty in the form attached hereto.

         4. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the First Amendment Effective Date (as defined below), both before and after giving effect to this Amendment, and (y) all of the representations and warranties contained in the Term Loan Agreement and the other Credit Documents shall be true and correct in all material respects as of the First Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

         5. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provisions of the Term Loan Agreement or any other Credit Document.

         6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

         7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         8. This Amendment shall become effective on the date (the "First Amendment Effective Date") when the Borrower and the Required Banks shall have signed a counterpart of this Amendment (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative


                                         -2-

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Agent at the Notice Office.  The Administrative Agent shall promptly notify the
Borrower and the Banks in writing of the First Amendment Effective Date.

         9. From and after the First Amendment Effective Date, all references in the Term Loan Agreement and the other Credit Documents to the Term Loan Agreement shall be deemed to be references to the Term Loan Agreement as modified hereby.


                                         -3-

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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                             REFRACO INC.


                             By /s/ Bragi F. Schut
                               -----------------------------
                             Title: Executive Vice President


                             BANKERS TRUST COMPANY,
                               Individually and as Administrative Agent


                             By /s/ Gina S. Thompson
                               -----------------------------
                             Title: Vice President